Business Combination	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Business Combinations [Abstract]
Business Combination

Note 8 – Acquisition

On June 5, 2019, the Company announced the signing of a definitive agreement providing for the merger of Trinity Bancorp, Inc. with and into River Financial Corporation. Concurrent with the merger of River Financial Corporation and Trintiy Bancorp, Inc., Trinity Bank will be merged with and into River Bank & Trust.

Under the terms of the definitive agreement, shareholders of Trinity Bancorp, Inc. immediately prior to the effective time of the merger will receive in exchange for each outstanding share of Trinity Bancorp, Inc. common stock held .44627 shares of River Financial Corporation common stock and approximately $3.50 in cash. Based on the 1,741,053 shares of Trinity Bancorp, Inc. common stock issued and outstanding as of June 5, 2019, River Financial Corporation will issue 776,979 shares of River Financial Corporation common stock and make cash payments to Trinity Bancorp, Inc. shareholders of approximately $6.1 million. The transaction is subject to customary closing conditions, including receipt of regulatory approvals and approval by Trinity Bancorp, Inc. shareholders. The merger is expected to close in the fourth quarter of 2019.

On October 31, 2018, the Company completed its merger with PSB Bancshares, Inc. (“PSB”), a bank holding company headquartered in Clanton, Alabama. At that time, PSB’s wholly-owned banking subsidiary, Peoples Southern Bank was merged with and into RB&T. Peoples Southern Bank had a total of three banking locations located in Clanton, and Thorsby, Alabama. Upon consummation of the acquisition, PSB was merged with and into the Company, with the Company as the surviving entity in the merger. PSB’s common shareholders received sixty (60) shares of the Company’s common stock and $6,610 in cash in exchange for each share of PSB’s common stock. The Company paid cash totaling $24.5 million and issued 222,360 shares of the Company’s common stock. The aggregate estimated value of the consideration given was approximately $30.5 million. The Company recorded $8.2 million of goodwill, which is nondeductible for tax purposes, as this acquisition was a nontaxable transaction. Merger expenses of approximately $1.84 million were charged directly to other noninterest expenses.

The acquisition of PSB was accounted for using the acquisition method of accounting in accordance with ASC 805, Business Combinations. Assets acquired, liabilities assumed and consideration exchanged were recorded at their respective acquisition date fair values. Determining the fair value of assets and liabilities is a complicated process involving significant judgment regarding methods and assumptions used to calculate estimated fair values. Fair values are preliminary and are subject to refinement for up to one year after the closing date of the acquisition as additional information regarding the closing date fair values becomes available.

(2) Business Combination

On October 31, 2018, the Company completed its merger with PSB Bancshares, Inc. (“PSB”), a bank holding company headquartered in Clanton, Alabama. At that time, PSB’s wholly-owned banking subsidiary, Peoples Southern Bank was merged with and into RB&T. Peoples Southern Bank had a total of three banking locations located in Clanton, and Thorsby, Alabama. Upon consummation of the acquisition, PSB was merged with and into the Company, with the Company as the surviving entity in the merger. PSB’s common shareholders received sixty (60) shares of the Company’s common stock and $6,610.00 in cash in exchange for each share of PSB’s common stock. The Company paid cash totaling $24.5 million and issued 222,360 shares of the Company’s common stock. The aggregate estimated value of the consideration given was approximately $30.5 million. The Company recorded $8.2 million of goodwill, which is nondeductible for tax purposes, as this acquisition was a nontaxable transaction. Merger expenses of approximately $1.84 million were charged directly to other noninterest expenses.

The acquisition of PSB was accounted for using the acquisition method of accounting in accordance with ASC 805, Business Combinations. Assets acquired, liabilities assumed and consideration exchanged were recorded at their respective acquisition date fair values. Determining the fair value of assets and liabilities is a complicated process involving significant judgment regarding methods and assumptions used to calculate estimated fair values. Fair values are preliminary and are subject to refinement for up to one year after the closing date of the acquisition as additional information regarding the closing date fair values becomes available.

The following table presents the assets acquired and liabilities assumed of PSB as of October 31, 2018, at their fair value estimates (amounts in thousands, except per share data):

	As Recorded By Peoples Southern Bank	Fair Value Adjustments		As Recorded By the Company
Cash and cash equivalents	$22,227	$—		$22,227
Bank owned certificates of deposit	3,449	(34)	(a)	3,415
Investment securities	100,887	55	(b)	100,942
Loans, net of unearned income	55,934	(715)	(c)	55,219
Allowance for loan losses	(1,005)	1,005	(d)	—

Net loans	54,929	290		55,219
Premises and equipment, net	1,562	3,744	(e)	5,306
Deferred income taxes, net	215	(2,048)	(f)	(1,833)
Core deposit intangible	—	4,650	(g)	4,650
Other assets	1,211	—		1,211

Total assets	$184,480	$6,657		$191,137

Noninterest-bearing deposits	$112,524	$—		$112,524
Interest-bearing deposits	54,902	(30)	(h)	54,872

Total deposits	167,426	(30)		167,396
Other liabilities	1,317	167	(i)	1,484

Total liabilities	168,743	137		168,880

Net identifiable assets acquired over liabilities assumed	15,737	6,520		22,257
Goodwill	—	8,243		8,243

Net assets acquired over liabilities assumed	$15,737	$14,763		$30,500

(a)	Adjustment reflects the fair value adjustment of the certificates of deposit in banks at acquisition date.
(b)	Adjustment reflects the fair value adjustment of the available-for-sale portfolio at acquisition date.
(c)	Adjustment reflects the fair value adjustment of the acquired loan portfolio at the acquisition date.
(d)	Adjustment reflects the elimination of PSB’s allowance for loan losses.
(e)	Adjustment reflects the fair value adjustment on PSB’s offices.
(f)	Adjustment reflects the recording of the net deferred tax asset (liability) created by the purchase adjustments.
(g)	Adjustment reflects the recording of the core deposit intangible asset.
(h)	Adjustment reflects the fair value adjustment of the time deposits at acquisition date.
(i)	Adjustment reflects the fair value adjustment for other liabilities.

Consideration:
Number of shares of PSB common stock outstanding at October 31, 2018	3,706
Per share exchange ratio	60

Number of shares of RFC common stock issued	222,360
RFC common stock price per share on October 31, 2018	$27

Fair value of RFC common stock issued	$6,003

Number of shares of PSB common stock outstanding at October 31, 2018	3,706
Cash consideration each PSB share is entitled to receive	$6,610

Total cash consideration (in thousands)	$24,497

Total stock consideration (in thousands)	$6,003
Total cash consideration (in thousands)	24,497

Total purchase price for PSB (in thousands)	$30,500

The discounts on loans will be accreted to interest income over the life of the loans using the level yield method. The core deposit intangible asset will be amortized over a ten year life on an accelerated basis.

The following unaudited supplemental pro forma information is presented to show estimated results assuming PSB was acquired as of the beginning of the earliest period presented. These unaudited pro forma results are not necessarily indicative of the operating results the Company would have achieved had it completed the acquisition as of January 1, 2017 and should not be considered as representative of future operating results (amounts in thousands).

For The Year Ended December 31,
2017
Net interest income—pro forma (unaudited)	$34,521
Net earnings—pro forma (unaudited)	$9,219
Diluted earnings per common share—pro forma (unaudited)	$1.71

In many cases, determining the fair value of the acquired assets and assumed liabilities requires the Company to estimate cash flows expected to result from those assets and liabilities and to discount those cash flows at appropriate rates of interest. The most significant of those determinations is related to the fair valuation of acquired loans. Acquired loans are initially recorded at their acquisition date fair values. The carryover of the allowance for loan losses is prohibited, as any credit losses in the loans are included in the determination of the fair value of the loans at the acquisition date. Fair values for acquired loans are based on a discounted cash flow methodology that involves assumptions including the remaining life of the acquired loans, estimated prepayments, estimated value of the underlying collateral and net present value of cash flows expected to be collected. Acquired loans that have evidence of deterioration in credit quality since origination and for which it is probable, at acquisition, that the acquirer will be unable to collect all contractually required payments are specifically identified and analyzed. The excess of cash flows expected at acquisition over the estimated fair value is referred to as the accretable discount and is recognized in interest income over the remaining life of the loan. The difference between contractually required payments at acquisition and the cash flows expected to be collected at acquisition is referred to as the non- accretable discount. The non-accretable discount represents estimated future credit losses expected to be incurred over the life of the loan.

Loans at the acquisition date are presented in the following table at fair value (amounts in thousands).

	Acquired Impaired Loans	Acquired Performing Loans	Total Acquired Loans
Residential real estate	$342	$19,092	$19,434
Commercial real estate	463	13,521	13,984
Construction and land development	158	4,140	4,298
Commercial	2	11,194	11,196
Consumer	95	6,212	6,307

Total loans	$1,060	$54,159	$55,219

Loans at the acquisition date are presented in the following table at the gross contractual amount receivable (amounts in thousands).

	Acquired Impaired Loans	Acquired Performing Loans	Total Acquired Loans
Residential real estate	$388	$19,122	$19,510
Commercial real estate	669	13,656	14,325
Construction and land development	202	4,172	4,374
Commercial	2	11,339	11,341
Consumer	99	6,285	6,384

Total loans	$1,360	$54,574	$55,934

There was a total of $62 thousand accreted to income from the acquired loan portfolio for the year ended December 31, 2018.